UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2021

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Second Floor, Washington House

16 Church Street

Hamilton, HM 11, Bermuda

(441) 279-8400

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares, par value $0.001 per share	ATH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A	ATHPrA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B	ATHPrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preference Share, Series C	ATHPrC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 4.875% Fixed Rate Perpetual Non-Cumulative Preference Share, Series D	ATHPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Items.

Pro Forma Financial Statements

Athene Holding Ltd. (“Athene”) is supplementally providing, as Exhibit 99.1 hereto, unaudited pro forma condensed combined financial data of Tango Holdings, Inc. (“HoldCo”), consisting of (a) the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020, (b) the unaudited pro forma condensed combined statement of financial condition as of September 30, 2021, and (c) the summary unaudited combined non-GAAP adjusted operating earnings and related reconciliations to GAAP measures for the nine months ended September 30, 2021 and the year ended December 31, 2020 (collectively, the “Supplemental Pro Forma Financial Statements”). The Supplemental Pro Forma Financial Statements combine the historical consolidated statement of operations of Apollo Global Management, Inc. (“Apollo”) and consolidated statement of income of Athene, after giving effect to the mergers and the Apollo corporate governance updates disclosed in the joint proxy statement/prospectus of HoldCo, Apollo and Athene, dated as of November 5, 2021, as well as the applicable items described under Item 5.02 to Apollo’s Current Report on Form 8-K filed on December 2, 2021.

Merger Agreement

On March 8, 2021, Athene entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Apollo, HoldCo, Blue Merger Sub, Ltd. and Green Merger Sub, Inc. On November 30, 2021, in accordance with Section 5.01(b)(i) of the Merger Agreement, Athene consented to (i) Apollo authorizing and effecting the issuance of RSUs to Apollo’s Co-Presidents as described under Item 5.02 to Apollo’s Current Report on Form 8-K filed on December 2, 2021 and (ii) Apollo agreeing to the issuance by Holdco, following the consummation of the merger of Apollo and Athene, of common shares of Holdco in connection with a potential acquisition.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Data of Tango Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information Regarding the Transaction and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction involving HoldCo, Apollo and Athene. The proposed transaction will be submitted to the stockholders of Apollo and the shareholders of Athene for their respective consideration. In connection therewith, the parties have filed, and will continue to file, relevant materials with the SEC, including a definitive joint proxy statement/prospectus, which was mailed to the stockholders of Apollo and the shareholders of Athene on November 5, 2021. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, AS APPLICABLE, INVESTORS AND SECURITY HOLDERS OF APOLLO AND ATHENE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Apollo and Athene, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Copies of the documents filed with the SEC by Apollo will be available free of charge under the “Stockholders” section of Apollo’s website located at http://www.apollo.com or by contacting Apollo’s Investor Relations Department at (212) 822-0528 or APOInvestorRelations@apollo.com.

Copies of the documents filed with the SEC by Athene will be available free of charge under the “Investors” section of Athene’s website located at http://www.athene.com or by contacting Athene’s Investor Relations Department at (441) 279-8531 or ir@athene.com.

Participants in the Solicitation

Apollo, Athene, HoldCo and their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.

Information about the directors and executive officers of Apollo and HoldCo is set forth in Apollo’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on August 20, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above.

Information about the directors and executive officers of Athene is set forth in Athene’s proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on April 21, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations of the stockholders of Apollo and the shareholders of Athene, and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: December 2, 2021	/s/ John L. Golden
John L. Golden
Executive Vice President and General Counsel